Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. § 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of General Finance Corporation (the “Company”) on Form 10-K for the year ended June 30, 2009, as filed with the Securities and Exchange Commission (the “Report”), I, Ronald F. Valenta, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:
1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 28, 2009	/s/ Ronald F. Valenta
	Name:	Ronald F. Valenta
	Title:	Chief Executive Officer